Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Proteostasis Therapeutics, Inc. (the “Company”) for the period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Meenu Chhabra, President and Chief Executive Officer (Principal Executive Officer) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1)	the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2016	/s/ Meenu Chhabra
Meenu Chhabra
President and Chief Executive Officer (Principal Executive Officer)

In connection with the quarterly report on Form 10-Q of Proteostasis Therapeutics, Inc. (the “Company”) for the period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lance Thibault, Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)	the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2016	/s/ Lance Thibault
Lance Thibault
Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)